[PIONEER LOGO]

Pioneer
International Growth
Fund

SEMIANNUAL REPORT 5/31/00

 Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                            9
Financial Statements                              17
Notes to Financial Statements                     24
Trustees, Officers and Service Providers          30
The Pioneer Family of Mutual Funds                31
Retirement Plans from Pioneer                     32
Programs and Services for Pioneer Shareowners     34

Pioneer International Growth Fund

--------------------------------------------------------------------------------
 LETTER FROM THE CHAIRMAN 5/31/00
--------------------------------------------------------------------------------

 Dear Shareowner,
--------------------------------------------------------------------------------

As you may know, on May 15, 2000, The Pioneer Group, Inc. and UniCredito Italiano S.p.A. announced an agreement under which UniCredito is expected to purchase all of the outstanding stock of Pioneer Group. UniCredito is Italy's largest banking group based on market capitalization. We are pleased to be joining with UniCredito not only because of its reputation and breadth, but also because of the similar business strategies shared by the two companies. UniCredito employs many of the same investment philosophies that Pioneer has believed in for over 70 years. In the meantime, your mutual fund will be managed by the same portfolio management team, which is overseen by a Board of Trustees. In addition, the union with UniCredito will give Pioneer Investment Management, your fund's investment adviser, access to greater resources, enabling us to strengthen and support our money management efforts for all Pioneer shareowners.

We expect that the transition resulting from the acquisition will not have a direct impact on fund shareowners. At Pioneer we always strive to provide our shareowners with exemplary customer service and a diverse product line. Going forward, we will continue to work as hard as we can to ensure that our investors' needs are met and that you are satisfied in any dealings you have with Pioneer.

Soon you will receive a letter and a proxy statement that will contain more information about the transaction along with information about a special shareholder meeting. We are excited about the acquisition (which is subject to regulatory approval) and hope you are as well. I feel confident about prospects for the days ahead and I truly believe that Pioneer Group has entered into a relationship that will be beneficial to you.

Please read this report closely, particularly the Portfolio Management Discussion with Pavlos Alexandrakis. The Q&A in this section gives you the opportunity to read about your Fund and its performance over the period covered in the report. If you have questions, please contact your investment professional or call Pioneer at 1-800-225-6292. You can also visit our web site at www.pioneerfunds.com for more information.

Respectfully,

/s/ John F. Cogan, Jr.


John F. Cogan, Jr.
Chairman and President

Pioneer International Growth Fund

--------------------------------------------------------------------------------
 PORTFOLIO SUMMARY 5/31/00
--------------------------------------------------------------------------------

Sector Diversification
-------------------------------------------------------------------------------

 (As a percentage of total equity holdings)


[PIE CHART PLOT POINTS]

Technology 27%
Communication Services 20%
Financial 13%
Consumer Cyclicals 13%
Consumer
Staples 8%
Basic
Materials 5%
Capital Goods 5%
Energy 4%
Healthcare 3%
Other 2%
[END PLOT POINTS]



Country Distribution
-------------------------------------------------------------------------------

 (As a percentage of equity holdings)

[BAR CHART PLOT POINTS]

United Kingdom 19.2%
Japan 18.8%
France 13.0%
Germany 6.2%
Netherlands 6.1%
Finland 5.1%
Italy 4.8%
Switzerland 4.6%
Australia 3.3%
Spain 3.3%
Sweden 1.8%
Hong Kong 1.6%
United States 1.5%
South Korea 1.4%
Mexico 1.3%
Israel 1.1%
Singapore 1.1%
Taiwan 1.0%
Brazil 0.7%
Canada 0.6%
India 0.6%
Norway 0.6%
Czech Republic 0.5%
Malaysia 0.4%
Belgium  0.3%
Thailand 0.3%
Greece 0.2%
New Zealand 0.2%
Philippines 0.2%
South Africa 0.2%

[END PLOT POINTS]


10 Largest Holdings
--------------------------------------------------------------------------------

 (As a percentage of equity holdings)

  1. Nokia Oyj                 2.83%          6. Tokyo Electron Ltd.    1.86%
  2. Vodafone AirTouch Plc     2.77           7. Rohm Co., Ltd.         1.79
  3. Telefonica SA             2.01           8. Total Fina Elf SA      1.71
  4. Philips Electronics NV    1.99           9. Siemens AG             1.68
  5. Canon, Inc.               1.95          10. NTT Mobile             1.64
                                                 Communications Network, Inc.

  Fund holdings will vary for other periods.

Pioneer International Growth Fund


--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 5/31/00                            CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
-------------------------------------------------------------------------------


 Net Asset Value
 per Share                  5/31/00         11/30/99
                            $ 21.52         $ 21.14

 Distributions per Share    Income          Short-Term          Long-Term
 (11/30/99 -5/31/00)        Dividends       Capital Gains       Capital Gains
                                 -               -                    -

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.

----------------------------------------------
 Average Annual Total Returns
 (As of May 31, 2000)

                  Net Asset  Public Offering
 Period             Value        Price*
 Life-of-Fund   11.81%          10.89%
 (3/25/93)
 5 Years         8.64            7.36
 1 Year         23.32           16.26
----------------------------------------------

* Reflects deduction of the maximum
  5.75% sales charge at the beginning
  of the period and assumes reinvestment
  of distributions at net asset value.


[MOUNTAIN CHART PLOT POINTS]


Growth of $10,000+

                Pioneer
              International          MSCI EAFE
              Growth Fund*             Index
3/93             9425                 10000
                10170                 11180
                13134                 11040
5/94            14807                 12696
                14451                 12676
5/95            13892                 13322
                15002                 13638
5/96            17153                 14745
                16713                 15243
5/97            18635                 15858
                18263                 15180
5/98            19821                 17617
                16556                 17673
5/99            17051                 18381
                20656                 21402
5/00            21028                 21537


[END PLOT POINTS]



+ Index comparison begins March 31, 1993. The MSCI EAFE (Europe, Australasia,
  Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Portugal, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 5/31/00                            CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  5/31/00         11/30/99
                            $ 20.85         $ 20.56

 Distributions per Share    Income          Short-Term          Long-Term
 (11/30/99 -5/31/00)        Dividends       Capital Gains       Capital Gains
                                 -               -                    -


 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


--------------------------------------
 Average Annual Total Returns
 (As of May 31, 2000)

                   If         If
 Period           Held     Redeemed*
 Life-of-Fund    5.82%      5.82%
 (4/4/94)
 5 Years         7.77       7.62
 1 Year         22.43      18.43

---------------------------------------

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the
  period and assumes reinvestment
  of distributions. The maximum CDSC
  of 4% declines over six years.


[MOUNTAIN CHART PLOT POINTS]

Growth of $10,000+

                Pioneer
              International          MSCI EAFE
              Growth Fund*             Index

4/94            10000                  10000
5/94            10087                   9943
                 9803                   9927
5/95             9388                  10433
                10102                  10680
5/96            11506                  11548
                11157                  11937
5/97            12396                  12419
                12099                  11888
5/98            13076                  13796
                10877                  13841
5/99            11146                  14395
                13456                  16761
5/00            13646                  16866

[END PLOT POINTS]


+ Index comparison begins April 30, 1994. The MSCI EAFE (Europe, Australasia,
  Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 5/31/00                            CLASS C SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  5/31/00         11/30/99
                            $ 20.64         $ 20.43

  Distributions per Share    Income          Short-Term          Long-Term
 (11/30/99 -5/31/00)        Dividends       Capital Gains       Capital Gains
                                 -               -                    -

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


--------------------------------------
 Average Annual Total Returns
 (As of May 31, 2000)
                   If         If
 Period           Held     Redeemed*
 Life-of-Fund    5.47%      5.47%
 (1/31/96)
 1 Year         21.91      21.91

* Assumes reinvestment of distributions.
  The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made
  within one year of purchase.

[MOUNTAIN CHART PLOT POINTS]

Growth of $10,000

                Pioneer
              International          MSCI EAFE
              Growth Fund*             Index
1/96            10000                  10000
                10076                  10034
5/96            10588                  10351
                10023                  10127
                10275                  10700
                10998                  10359
5/97            11415                  11132
                11702                  11044
                11143                  10656
                12353                  11962
5/98            12061                  12367
                 9067                  11027
                10079                  12406
                9812                   12551
5/99            10331                  12903
                11277                  13855
                12467                  15024
                14816                  15746
5/00            12595                  15118


[END PLOT POINTS]


The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 5/31/00
--------------------------------------------------------------------------------

During the first three months of the year, Pioneer International Growth Fund performed well. However, in later months, the Fund's performance was affected by the subsequent retreat in stock markets around the globe. Given the tremendous appreciation of Internet-related and telecommunications stocks since last fall, it's not surprising that these sectors would fall the hardest. Information technology, media and capital goods which comprise a considerable area of investment for your Fund, prospered during the period. In the following interview, Pavlos M. Alexandrakis, your Fund's portfolio manager, explains the impact of these and other events on your portfolio.


Q: Did the correction in Internet-related and telecommunications stocks affect the Fund dramatically?


A: The retreat in these sectors was considerable, erasing much of the gains achieved in the first four months of the reporting period. The Fund's overweighting in technology and telecommunications stocks compounded the influence of the sector's reversal on the Fund's performance. Nevertheless, we remain enthusiastic about prospects for these companies and have been adding to our positions at these more affordable prices. Fund holdings British Telecom, Vodafone AirTouch (UK), Nippon Telegraph & Telephone (Japan) and Philips Electronics (Netherlands), are world-class companies which we believe have strong long-term growth potential.

   For the six months ended May 31, 2000, the Fund's Class A, B and C shares rose 1.80%, 1.41% and 1.03% at net asset value, respectively. The 693 international funds tracked by Lipper, Inc. climbed an average of 2.26% for the same period. (Lipper is an independent firm that measures mutual fund performance.) The Morgan Stanley Capital International (MSCI) All Country World Free Index excluding the United States and the MSCI EAFE (Europe, Australasia, Far East) Index climbed 1.57% and 0.61%, respectively.


Q: Which of the Fund's telecommunications and technology holdings prospered despite the correction?


A: Interestingly, some of our smaller telecommunication companies that represent wide geographic diversity did quite well. Cellular operator

Pioneer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   SK Telecom (South Korea) as well as long distance operator Cable & Wireless Optus (United Kingdom) reaped strong gains. Under the technology umbrella, many companies achieved positive results - including communications equipment provider Nokia (Finland) and office equipment supplier Canon (Japan).


Q: Is the global trend toward higher interest rates affecting the Fund's financial holdings?


A: Yes, but the impact was mixed. Bank stocks, including Lloyds TSB Group and Royal Bank of Scotland in the United Kingdom, were hardest hit. The Fund's investments in asset managers such as Axa (France), directly benefited from rising stock markets, particularly in Europe. Bipop-Carire (Italy) is benefiting from Internet banking and e-trading.

   The potential for higher inflation has all of the world's central banks on the defensive. In the 12 months ended May 31, no less than 100 interest rates increases by central banks took place - with 26 of the increases coming in May alone. While the Fund does not invest in the United States, we're closely monitoring the Federal Reserve's aggressive monetary policy, since its interest rate decisions have strong implications internationally. Many analysts expect that the Fed's crusade, which began in June of 1999, will ease toward the end of summer.


Q: Is the euro's decline tarnishing the performance of European stocks?


A: The euro's descent, from a high of $1.18 just after its launch in January
   1999 to today's levels of approximately $0.90, has certainly weakened the returns of European investments in U.S. dollar terms. Fortunately, however, the strong performance of European stocks is more than making up for currency declines. Furthermore, a weaker currency carries advantages - most notably, the export boom, which is advantageous for many Fund holdings, including Siemens (Germany) and Philips Electronics (Netherlands). Regardless of where this currency finds its equilibrium, (we anticipate the euro will approach parity with the U.S. dollar before year end), the goal of a single currency is what made Europe's economic renaissance possible.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 5/31/00                          (continued)
--------------------------------------------------------------------------------

   Overall, we remain quite enthusiastic about Europe's prospects. Corporate restructurings and market reforms are energizing profits and sending stock prices higher. We expect the momentum to continue, especially in light of pending tax and pension reform that will encourage a more efficient redistribution of capital.


Q: Are you seeing further evidence of reform in Japan?


A: Yes. After years of stagnation, Japan is undergoing positive change that bodes well for its future economic growth. Financial institutions are restructuring and Japanese companies are eliminating excess capacity and improving their profitability. As in Europe, the growth of pensions and mutual funds is creating a shareholder constituency that demands reform in Japan's corporate-governance structures and a greater role of profitability standards in business decision-making. A surge in foreign investment and an explosion of mergers and acquisitions is also changing the landscape.

   The ability of the Internet economy to revolutionize old business practices in Japan cannot be overstated. By providing more information about prices and alternative sources of supply, the Internet is weakening traditional relationships and an inefficient distribution system and conferring more power on Japanese consumers. Fund holding Softbank is creating a whole host of financial consumer services, including E*Trade Japan and Morningstar Japan for stock quotations.


Q: What is your outlook?


A: The roller coaster ride of the past six months raises more than a few eyebrows. However, the correction is producing a tangible shift in investor psychology - helping to wring out euphoric speculation and restoring balance to the financial markets. A more rational mentality is taking hold that prizes profits over promise and performance over vision - particularly in the dazzling world of New Economy, dot-com stocks. At Pioneer, we've always emphasized the bottom line fundamentals and think a return to the basic tenets of investing bodes well for the first-rate companies comprising your portfolio.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/00 (unaudited)
--------------------------------------------------------------------------------


Shares                                                                   Value
               PREFERRED STOCKS - 3.1%
  461,173      News Corp. Ltd.                                     $ 4,431,841
    7,000      SAP AG                                                3,611,644
6,000,000      Petrobras Brasileiro SA                               1,396,877
   15,000      Telemig Celular Participacoes (A.D.R.)*                 870,938
                                                                   -----------
               TOTAL PREFERRED STOCKS
               (Cost $9,047,458)                                   $10,311,300
                                                                   -----------
               COMMON STOCKS - 95.3%
               Basic Materials - 5.2%
               Chemicals (Diversified) - 2.4%
   80,000      Aventis SA                                          $ 5,213,606
  700,000      WMC Ltd.                                              2,872,645
                                                                   -----------
                                                                   $ 8,086,251
                                                                   -----------
               Construction (Cement & Aggregates) - 1.5%
  380,003      Cemex, SA                                           $ 1,610,318
    2,740      Holderbank Financiere Glarus AG (Bearer Shares)       3,211,787
                                                                   -----------
                                                                   $ 4,822,105
                                                                   -----------
               Paper & Forest Products - 0.9%
  120,000      UPM-Kymmene Corp.                                   $ 3,045,313
                                                                   -----------
               Metals Mining - 0.4%
  100,000      Rio Tinto Plc                                       $ 1,463,918
                                                                   -----------
               Total Basic Materials                               $17,417,587
                                                                   -----------
               Capital Goods - 4.8%
               Electrical Equipment - 1.2%
   30,000      ABB Ltd.*                                           $ 3,722,680
   25,000      Densel-lambda KK                                        446,760
                                                                   -----------
                                                                   $ 4,169,440
                                                                   -----------
               Engineering & Construction - 0.3%
    1,500      Bouygues SA                                         $   929,268
                                                                   -----------
               Machinery (Diversified) - 0.6%
  600,000      Invensys Plc                                        $ 2,092,595
                                                                   -----------
               Office Equipment & Supplies - 2.7%
  140,000      Canon, Inc.                                         $ 6,446,342
   60,000      Societe BIC SA                                        2,659,611
                                                                   -----------
                                                                   $ 9,105,953
                                                                   -----------
               Total Capital Goods                                 $16,297,256
                                                                   -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer International Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/00 (unaudited)                        (continued)
--------------------------------------------------------------------------------


Shares                                                                   Value
               Communication Services - 19.1%
               Cellular/Wireless Telecommunications - 7.2%
   35,000      Ceske Radiokomunikace (G.D.R.) (144A)*              $ 1,540,000
    5,000      China Telecom Hong Kong Ltd. (A.D.R.)*                  735,000
   84,000      Libertel NV*                                          1,300,976
      210      NTT Mobile Communications Network, Inc.               5,419,606
   45,000      SK Telecom Co. Ltd. (A.D.R.)                          1,802,813
   86,000      Sonera Group Plc                                      4,356,925
2,000,000      Vodafone AirTouch Plc                                 9,153,232
                                                                   -----------
                                                                   $24,308,552
                                                                   -----------
               Telecommunications (Long Distance) - 2.3%
  300,000      Cable & Wireless Optus Plc                          $ 4,997,979
   60,000      Colt Telecom Group Plc*                               2,097,086
   15,000      KPNQwest NV*                                            520,614
                                                                   -----------
                                                                   $ 7,615,679
                                                                   -----------
               Telephone - 9.6%
  284,138      British Telecom Plc                                 $ 4,159,549
   62,500      Deutsche Telekom*                                     3,906,939
  140,000      Global Telesystems Group, Inc.*                       1,557,500
   29,100      Hellenic Telecommunication Organization SA              718,051
   29,000      Koninklije KPN NV                                     2,619,118
   13,000      Korea Telecom Corp. (A.D.R.)*                           481,000
      400      Mahanagar Telephone Nigam Ltd.*                           1,622
   25,000      Mobistar SA*                                            851,829
      300      Nippon Telegraph & Telephone Corp.                    3,564,798
   21,000      NTL Inc.*                                             1,240,313
   33,250      Philippine Long Distance Telephone Co. (A.D.R.)         586,031
    4,000      Swisscom AG (Registered Shares)                       1,404,963
  300,000      Telecom Italia SpA                                    1,861,336
  180,000      Telecom Italia SpA Di Risp                            1,889,326
  324,081      Telefonica SA*                                        6,652,089
   15,000      Telefonos de Mexico SA (A.D.R.)                         730,313
                                                                   -----------
                                                                   $32,224,777
                                                                   -----------
               Total Communication Services                        $64,149,008
                                                                   -----------
               Consumer Cyclicals - 11.6%
               Auto Parts & Equipment - 0.7%
   40,000      AutoLiv Inc. (Swedish Depository Receipt)           $ 1,101,959
  100,000      GKN Plc                                               1,387,579
                                                                   -----------
                                                                   $ 2,489,538
                                                                   -----------

10 The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                             Value
             Automobiles - 2.7%
 148,000     Bayerische Motoren Werke AG                     $ 4,501,540
 100,000     Renault SA                                        4,711,651
                                                             -----------
                                                             $ 9,213,191
                                                             -----------
             Consumer (Jewelry, Novelties & Gifts) - 0.4%
 115,000     Bulgari SpA                                     $ 1,431,316
                                                             -----------
             Distributors (Durables) - 0.4%
 300,000     Itochu Corp.*                                   $ 1,211,474
                                                             -----------
             Hardware & Tools - 0.9%
 311,000     Makita Corp.                                    $ 2,953,518
                                                             -----------
             Household Furnishings & Appliances - 1.8%
 220,000     Fisher & Paykel Industries Ltd.                 $   654,439
  59,000     Sony Corp.                                        5,340,234
                                                             -----------
                                                             $ 5,994,673
                                                             -----------
             Leisure Time (Products) - 1.1%
 500,000     Berjaya Sports Toto Bhd.                        $ 1,151,316
 500,000     Tabcorp Holdings Ltd.                             2,655,151
                                                             -----------
                                                             $ 3,806,467
                                                             -----------
             Publishing (Newspapers) - 1.0%
  91,700     Naspers Ltd. Plc                                $   798,592
 400,000     Reed International Plc                            2,646,429
                                                             -----------
                                                             $ 3,445,021
                                                             -----------
             Retail (Specialty - Apparel) - 0.3%
 600,000     Giordano International Ltd.                     $   939,395
                                                             -----------
             Services (Advertising/Marketing) - 0.2%
   1,000     Publigroupe SA                                  $   704,851
                                                             -----------
             Services (Commercial & Consumer) - 1.5%
  45,818     Vivendi                                         $ 4,916,044
                                                             -----------
             Textiles (Apparel) - 0.6%
  21,700     Gucci Group NV (NY Shares)                      $ 1,858,062
                                                             -----------
             Total Consumer Cyclicals                        $38,963,550
                                                             -----------
             Consumer Staples - 8.0%
             Beverages (Non-Alcoholic) - 0.7%
 365,000     Cadbury Schweppes Plc                           $ 2,432,623
                                                             -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer International Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/00 (unaudited)                        (continued)
--------------------------------------------------------------------------------


Shares                                                               Value
               Broadcasting (Television/Radio/Cable) - 2.7%
   11,000      Canal Plus                                      $ 2,093,653
    6,000      EM TV & Merchandising AG*                           402,216
   35,000      Grupo Televisa, SA (A.D.R.)*                      1,949,063
   12,000      Nippon Broadcasting System Inc.                     725,214
   90,000      Reuters Group Plc                                 1,332,345
  100,000      United Pan-Europe Communications NV*              2,590,942
                                                               -----------
                                                               $ 9,093,433
                                                               -----------
               Entertainment - 0.4%
  300,000      Manchester United Plc                           $ 1,452,692
                                                               -----------
               Foods - 2.3%
   13,500      Groupe Danone*                                  $ 3,162,731
1,365,625      JG Summit Holdings, Inc.*                           100,861
    1,000      Nestle SA                                         1,907,244
  168,700      Tata Tea Ltd. (G.D.S.) (144A)*                    1,328,513
   20,000      Unilever NV (NY Shares)                           1,016,250
                                                               -----------
                                                               $ 7,515,599
                                                               -----------
               Household Products (Non-Durables) - 1.5%
  160,000      Kao Corp.                                       $ 4,857,037
                                                               -----------
               Retail Stores (Drug Stores) - 0.4%
  175,000      Boots Company Plc                               $ 1,454,470
                                                               -----------
               Total Consumer Staples                          $26,805,854
                                                               -----------
               Energy - 3.8%
               Oil (International Integrated) - 0.7%
  300,000      Shell Transport & Trading Co.                   $ 2,483,273
                                                               -----------
               Oil & Gas (Production/Exploration) - 0.8%
1,400,000      Lasmo Plc                                       $ 2,493,751
                                                               -----------
               Oil & Gas (Refining & Marketing) - 2.3%
  400,000      ENI SpA                                         $ 2,164,561
   36,000      Total Fina Elf SA                                 5,673,015
                                                               -----------
                                                               $ 7,837,576
                                                               -----------
               Total Energy                                    $12,814,600
                                                               -----------
               Financial - 12.8%
               Banks (Major Regional) - 4.1%
  365,000      Banca Popolare di Milano                        $ 2,368,832
  250,000      Banco Santander Central Hispano, SA               2,451,458
  800,000      Bangkok Land Ltd. (Foreign Shares)                  943,757

12 The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                                Value
             Banks (Major Regional) - (continued)
 420,000     Bipop-Carire SpA                                   $ 3,824,555
 179,102     Development Bank of Singapore Ltd.                   1,787,559
  60,000     National Australia Bank Ltd.                           894,152
 123,000     Svenska Handelbanken                                 1,738,758
                                                                -----------
                                                                $14,009,071
                                                                -----------
             Banks (Money Center) - 2.5%
  97,000     Barclays Plc                                       $ 2,513,314
  20,000     Credit Lyonnais SA*                                    859,107
 190,000     Lloyds TSB Group Plc                                 2,061,910
 180,000     Royal Bank of Scotland Group                         2,961,067
                                                                -----------
                                                                $ 8,395,398
                                                                -----------
             Financial (Diversified) - 1.9%
 144,000     Cheung Kong Holdings Ltd.                          $ 1,316,693
  70,000     Fortis NV                                            1,841,743
      50     ICICI Ltd.                                                 151
  61,000     Nichiei Co., Ltd.                                    1,073,106
 360,000     Swire Pacific Ltd.                                   2,078,989
                                                                -----------
                                                                $ 6,310,682
                                                                -----------
             Insurance (Life/Health) - 0.8%
 180,000     Prudential Corp. Plc                               $ 2,725,313
                                                                -----------
             Insurance (Multi-Line) - 2.8%
  31,000     Axa                                                $ 4,569,836
 240,000     Ras SpA                                              2,268,310
   5,000     Zurich Allied AG                                     2,458,094
                                                                -----------
                                                                $ 9,296,240
                                                                -----------
             Investment Banking/Brokerage - 0.6%
 170,000     Daiwa Securities Group, Inc.                       $ 2,067,397
                                                                -----------
             Investment Management - 0.1%
  80,000     Asahi Bank Ltd.                                    $   355,737
                                                                -----------
             Total Financial                                    $43,159,838
                                                                -----------
             Healthcare - 2.7%
             Healthcare (Drugs/Major Pharmaceuticals) - 2.7%
 112,000     Glaxo Wellcome Plc                                 $ 3,153,442
   1,250     Novartis AG                                          1,843,570
  11,000     Schering AG                                          1,649,265
 200,000     Smithkline Beecham Plc                               2,547,637
                                                                -----------
             Total Healthcare                                   $ 9,193,914
                                                                -----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer International Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/00 (unaudited)                        (continued)
--------------------------------------------------------------------------------


Shares                                                            Value
             Technology - 25.7%
             Communications Equipment - 5.9%
  44,000     Alcatel SA (A.D.R.)                            $ 2,400,750
   5,000     Jazztel Plc (A.D.R.)*                              195,313
 156,000     Telefonaktiebologet LM Ericsson                  3,168,967
  24,000     Matsushita Communication Industrial Ltd.         2,584,478
 180,000     Nokia Oyj                                        9,371,055
  40,000     Nortel Networks Corp.                            2,130,075
                                                            -----------
                                                            $19,850,638
                                                            -----------
             Computers (Hardware) - 0.8%
 520,520     Compal Electronics Corp.                       $ 1,241,747
   5,000     Samsung Electronics                              1,363,435
                                                            -----------
                                                            $ 2,605,182
                                                            -----------
             Computers (Networking) - 0.7%
  38,000     Equant NV*                                     $ 1,661,375
   1,900     Gigamedia Ltd.*                                     33,369
 252,300     Stepstone ASA*                                     706,604
                                                            -----------
                                                            $ 2,401,348
                                                            -----------
             Computers (Software & Services) - 5.2%
  20,000     Autonomy Corp. Plc*                            $ 2,080,000
  20,000     Check Point Software Technologies Ltd.*          3,757,500
   8,000     Dassault Systems SA                                608,316
  28,000     FI Systems*                                      1,331,018
  36,000     Lernout & Hauspie Speech Products NV*            1,505,250
  45,000     NIIT Ltd.                                        1,988,929
     100     Satyam Computer Services (Bonus Shares)              5,699
  12,000     Softbank Corp.                                   1,838,099
  24,000     Softbank Corp. (Bonus Shares)*                   3,598,218
 235,000     Sunevision Holdings Ltd.*                          214,123
   4,000     Trans Cosmos Inc.                                  582,993
                                                            -----------
                                                            $17,510,145
                                                            -----------
             Electronics (Component Distributors) - 4.9%
 147,200     Philips Electronics NV                         $ 6,572,980
  38,000     Siemens AG                                       5,573,725
 463,000     Toshiba Corp.                                    4,470,108
                                                            -----------
                                                            $16,616,813
                                                            -----------
             Electronics (Instrumentation) - 0.6%
 900,000     Elec & Eltek International Co., Ltd.           $ 1,998,000
                                                            -----------

14  The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                            Value
             Electronics (Semiconductors) - 6.2%
  97,000     Fujitsu Ltd.                                  $  2,746,472
  70,000     Hyundai Electronics Industries Co., Ltd.*        1,090,748
  13,500     Infineon Technologies AG*                          882,945
  19,000     Rohm Co., Ltd.                                   5,926,476
  36,000     STmicroelectronics                               2,146,274
 403,200     Taiwan Semiconductor Manufacturing Co.*          2,054,606
  45,000     Tokyo Electron Ltd.                              6,140,921
                                                           ------------
                                                           $ 20,988,442
                                                           ------------
             Services (Computer Systems) - 0.8%
 100,000     Baltimore Technologies Plc*                   $    693,041
 111,000     Getronics NV                                     1,858,956
                                                           ------------
                                                           $  2,551,997
                                                           ------------
             Services (Data Processing) - 0.6%
  65,000     Infonet Services Corp.*                       $    747,500
 200,000     Merkantildata ASA*                               1,277,096
                                                           ------------
                                                           $  2,024,596
                                                           ------------
             Total Technology                              $ 86,547,161
                                                           ------------
             Transportation - 0.9%
             Railroads - 0.5%
 125,000     Railtrack Group Plc                           $  1,561,868
                                                           ------------
             Shipping - 0.4%
 140,000     Peninsular & Orient Steam Navigation Co.      $  1,471,103
                                                           ------------
             Total Transportation                          $  3,032,971
                                                           ------------
             Utilities - 0.7%
             Electric Companies - 0.7%
 358,333     British Energy Plc                            $    673,145
 400,000     British Energy Plc (Deferred Shares)*                    1
  80,000     Endesa SA                                        1,658,501
                                                           ------------
             Total Utilities                               $  2,331,647
                                                           ------------
             TOTAL COMMON STOCKS
             (Cost $274,636,613)                           $320,713,386
                                                           ------------
             TOTAL INVESTMENT IN SECURITIES
             (Cost $283,684,071) (a)                       $331,024,686
                                                           ------------



The accompanying notes are an integral part of these financial statements.   15

Pioneer International Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/00 (unaudited)                        (continued)
--------------------------------------------------------------------------------


  Principal
    Amount                                                        Value
                TEMPORARY CASH INVESTMENT - 1.6%
                Commercial Paper - 1.6%
$5,501,000      Household Finance Corp., 6.74%, 6/1/00     $  5,501,000
                                                           ------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $5,501,000)                          $  5,501,000
                                                           ------------
                TOTAL INVESTMENT IN SECURITIES AND
                TEMPORARY CASH INVESTMENT - 100%
                (Cost $289,185,071) (b) (c)                $336,525,686
                                                           ------------

   *  Non-income producing security.


144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May
      31, 2000, the value of these securities amounted to $2,868,513 or 0.8% of total net assets.


  (a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

    United Kingdom                             19.2%
    Japan                                      18.8
    France                                     13.0
    Germany                                     6.2
    Netherlands                                 6.1
    Finland                                     5.1
    Italy                                       4.8
    Switzerland                                 4.6
    Australia                                   3.3
    Spain                                       3.3
    Sweden                                      1.8
    Hong Kong                                   1.6
    United States                               1.5
    South Korea                                 1.4
    Mexico                                      1.3
    Israel                                      1.1
    Singapore                                   1.1
    Taiwan                                      1.0
    Others (individually less than 1%)          4.8
                                              -----
                                              100.0%
                                              -----

  (b) At May 31, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $290,465,648 was as follows:


  Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost           $81,728,163
  Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value           (35,668,125)
                                                              -----------
  Net unrealized gain                                         $46,060,038
                                                              -----------

  (c) At November 30, 1999, the Fund had a net capital loss carryforward of $85,218,392 which will expire between 2006 and 2007 if not utilized.

Purchase and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2000, aggregated $104,454,928 and $157,544,440, respectively.


16 The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
 BALANCE SHEET 5/31/00 (unaudited)
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities, at value (including temporary cash investment
    of $5,501,000) (cost $289,185,071)                                       $336,525,686
  Foreign currencies, at value                                                    992,570
  Receivables -
   Investment securities sold                                                   6,341,231
   Fund shares sold                                                            11,619,532
   Dividends, interest and foreign taxes withheld                               1,157,956
   Forward foreign currency settlement hedge contracts, open - net                    241
   Forward foreign currency portfolio hedge contracts, open - net               3,699,995
  Other                                                                            10,968
                                                                             -------------
    Total assets                                                             $360,348,179
                                                                             -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                           $    841,592
   Fund shares repurchased                                                      2,476,087
  Due to bank                                                                         740
  Due to affiliates                                                               484,404
  Reserve for capital gains taxes                                                  20,038
  Accrued expenses                                                                426,169
                                                                             -------------
    Total liabilities                                                        $  4,249,030
                                                                             -------------
NET ASSETS:
  Paid-in capital                                                            $347,800,238
  Accumulated undistributed net investment income                               5,858,698
  Accumulated net realized loss on investments and
    foreign currency transactions                                             (48,547,007)
  Net unrealized gain on investments (including reserve for capital gains
    taxes of $20,038)                                                          47,320,577
  Net unrealized gain on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                    3,666,643
                                                                             -------------
    Total net assets                                                         $356,099,149
                                                                             -------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $284,050,521/13,199,144 shares)                          $      21.52
                                                                             -------------
  Class B (based on $65,798,726/3,156,544 shares)                            $      20.85
                                                                             -------------
  Class C (based on $6,249,902/302,737 shares)                               $      20.64
                                                                             -------------
MAXIMUM OFFERING PRICE:
  Class A                                                                    $      22.83
                                                                             -------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer International Growth Fund
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

 For the Six Months Ended 5/31/00


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $252,883)      $  2,594,172
  Interest (net of foreign taxes withheld of $312)                147,623
                                                             ------------
     Total investment income                                                     $  2,741,795
                                                                                 ------------
EXPENSES:
  Management fees                                            $  1,915,593
  Transfer agent fees
   Class A                                                        492,479
   Class B                                                        148,280
   Class C                                                         36,384
  Distribution fees
   Class A                                                        391,325
   Class B                                                        387,097
   Class C                                                         36,575
  Administrative fees                                              49,774
  Custodian fees                                                  127,162
  Registration fees                                                66,612
  Professional fees                                                73,156
  Printing                                                         60,296
  Fees and expenses of nonaffiliated trustees                      12,627
  Miscellaneous                                                   168,542
                                                             ------------
     Total expenses                                                              $  3,965,902
     Less fees paid indirectly                                                        (27,907)
                                                                                 ------------
     Net expenses                                                                $  3,937,995
                                                                                 ------------
      Net investment loss                                                        $ (1,196,200)
                                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments (net of capital gains taxes paid of $810)     $ 44,550,095
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies         (6,330,384)       $ 38,219,711
                                                             ------------        ------------
  Change in net unrealized gain or loss from:
   Investments                                               $(35,515,778)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies         11,068,316        $(24,447,462)
                                                             ------------        ------------
  Net gain on investments and foreign currency
    transactions                                                                 $ 13,772,249
                                                                                 ------------
  Net increase in net assets resulting from operations                           $ 12,576,049
                                                                                 ------------

18 The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 5/31/00 and the Year Ended 11/30/99


                                                               Six Months
                                                                  Ended            Year
                                                                 5/31/00           Ended
                                                               (unaudited)        11/30/99
FROM OPERATIONS:
Net investment loss                                         $ (1,196,200)      $ (1,425,035)
Net realized gain (loss) on investments and foreign
  currency transactions                                       38,219,711        (25,969,005)
Change in net unrealized gain or loss on investments and
  foreign currency transactions                              (24,447,462)       107,535,519
                                                            -------------      -------------
 Net increase in net assets resulting from
   operations                                               $ 12,576,049       $ 80,141,479
                                                            -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($0.00 and $0.13 per share, respectively)          $          -       $ (2,399,549)
 Class B ($0.00 and $0.01 per share, respectively)                     -            (23,042)
 Class C ($0.00 and $0.01 per share, respectively)                     -             (4,556)
Tax return of capital:
 Class A ($0.00 and $0.07 per share, respectively)                     -         (1,204,656)
 Class B ($0.00 and $0.00 per share, respectively)                     -            (11,568)
 Class C ($0.00 and $0.00 per share, respectively)                     -             (2,288)
                                                            -------------      -------------
  Total distributions to shareholders                       $          -       $ (3,645,659)
                                                            -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $254,431,127       $732,186,890
Reinvestment of distributions                                          -          3,122,489
Cost of shares repurchased                                  (275,175,842)      (826,468,074)
                                                            -------------      -------------
 Net decrease in net assets resulting from
   fund share transactions                                  $(20,744,715)      $(91,158,695)
                                                            -------------      -------------
 Net decrease in net assets                                 $ (8,168,666)      $(14,662,875)
NET ASSETS:
Beginning of period                                          364,267,815        378,930,690
                                                            -------------      -------------
End of period (including accumulated undistributed
  net investment income of $5,858,698 and
  $7,054,898, respectively)                                 $356,099,149       $364,267,815
                                                            -------------      -------------


The accompanying notes are an integral part of these financial statements.   19

Pioneer International Growth Fund

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 5/31/00 and the Year Ended 11/30/99


                                   '00 Shares        '00 Amount
CLASS A                            (unaudited)       (unaudited)       '99 Shares        '99 Amount
Shares sold                          9,821,145    $  227,153,501       32,091,205    $570,168,660
Reinvestment of distributions                -                 -          183,719       3,090,161
Less shares repurchased            (10,304,978)     (243,086,494)     (36,934,109)  (660,076,431)
                                   -----------    --------------      -----------   -------------
  Net decrease                        (483,833)   $  (15,932,993)      (4,659,185)  $(86,817,610)
                                   -----------    --------------      -----------   -------------
CLASS B
Shares sold                            744,797    $   17,133,649        1,569,989   $ 28,634,272
Reinvestment of distributions                -                 -            1,713         28,243
Less shares repurchased               (943,966)      (21,974,889)      (1,735,677)   (30,479,670)
                                   -----------    --------------      -----------   -------------
  Net decrease                        (199,169)   $   (4,841,240)        (163,975)  $ (1,817,155)
                                   -----------    --------------      -----------   -------------
CLASS C
Shares sold                            446,230    $   10,143,977        7,828,598   $133,383,958
Reinvestment of distributions                -                 -              249          4,085
Less shares repurchased               (435,995)      (10,114,459)      (7,901,215)  (135,911,973)
                                   -----------    --------------      -----------   -------------
  Net increase (decrease)               10,235    $       29,518          (72,368)  $ (2,523,930)
                                   -----------    --------------      -----------   -------------



20 The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/00
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                     Ended
                                                                    5/31/00        Year Ended
                                                                  (unaudited)       11/30/99
CLASS A
Net asset value, beginning of period                              $   21.14         $  17.14
                                                                  ---------         --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $   (0.03)        $  (0.09)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        0.41             4.29
                                                                  ---------         -------
  Net increase (decrease) from investment operations              $    0.38         $   4.20
Distributions to shareholders:
 Net investment income                                                    -            (0.13)
 Net realized gain                                                        -               -
 Tax return of capital                                                    -            (0.07)
                                                                  ---------         --------
Net increase (decrease) in net asset value                        $    0.38         $   4.00
                                                                  ---------         --------
Net asset value, end of period                                    $   21.52         $  21.14
                                                                  ---------         -------
Total return*                                                          1.80%           24.77%
Ratio of net expenses to average net assets+                           1.81%* *         1.89%
Ratio of net investment income (loss) to average net assets+          (0.43)%**        (0.27)%
Portfolio turnover rate                                                  54%**            90%
Net assets, end of period (in thousands)                          $ 284,051         $289,291
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          1.79%**          1.88%
 Net investment income (loss)                                         (0.41)%**        (0.26)%


                                                                Year Ended   Year Ended   Year Ended    Year Ended
                                                                 11/30/98     11/30/97     11/30/96      11/30/95
CLASS A
Net asset value, beginning of period                             $  23.66     $  23.39     $  21.21      $  21.55
                                                                 --------     --------     --------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $   0.14     $   0.13     $   0.10      $  (0.04)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     (2.06)        1.87         2.32          0.80
                                                                 -------      -------      --------       -------
  Net increase (decrease) from investment operations             $  (1.92)    $   2.00     $   2.42      $   0.76
Distributions to shareholders:
 Net investment income                                              (1.15)       (0.26)           -            -
 Net realized gain                                                  (3.45)       (1.47)       (0.24)        (1.10)
 Tax return of capital                                                  -            -            -            -
                                                                 -------      --------     --------      --------
Net increase (decrease) in net asset value                       $  (6.52)    $   0.27     $   2.18      $  (0.34)
                                                                 -------      --------     --------      --------
Net asset value, end of period                                   $  17.14     $  23.66     $  23.39      $  21.21
                                                                 -------      --------     --------      --------
Total return*                                                       (9.35)%       9.28%       11.40%         3.81%
Ratio of net expenses to average net assets+                         1.73%        1.69%        1.77%         2.00%
Ratio of net investment income (loss) to average net assets+         0.60%        0.51%        0.26%        (0.23)%
Portfolio turnover rate                                               123%         154%         173%          219%
Net assets, end of period (in thousands)                         $314,381     $395,572     $378,956      $308,488
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                        1.72%        1.67%        1.76%         1.98%
 Net investment income (loss)                                        0.61%        0.53%        0.27%        (0.21)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements. 21

Pioneer International Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/00
--------------------------------------------------------------------------------

                                                                Six Months
                                                                   Ended
                                                                  5/31/00        Year Ended
                                                                (unaudited)       11/30/99
CLASS B
Net asset value, beginning of period                            $ 20.56          $   16.63
                                                                -------          ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $ (0.14)         $   (0.19)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    0.43               4.13
                                                                ---------        ---------
  Net increase (decrease) from investment operations            $  0.29          $    3.94
Distributions to shareholders:
 Net investment income                                                -              (0.01)
 Net realized gain                                                    -                -
 Tax return of capital                                                -              (0.00)(b)
                                                                ---------        ---------
Net increase (decrease) in net asset value                      $  0.29          $    3.93
                                                                ---------        ---------
Net asset value, end of period                                  $ 20.85          $   20.56
                                                                ---------        ---------
Total return*                                                      1.41%             23.71%
Ratio of net expenses to average net assets+                       2.63%* *           2.72%
Ratio of net investment loss to average net assets+               (1.25)%**          (1.14)%
Portfolio turnover rate                                              54%**              90%
Net assets, end of period (in thousands)                        $ 5,799          $  69,001
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                      2.62%**            2.71%
 Net investment loss                                              (1.24)%**          (1.13)%


                                                               Year Ended   Year Ended   Year Ended   Year Ended
                                                              11/30/98(a)    11/30/97     11/30/96     11/30/95
CLASS B
Net asset value, beginning of period                           $   23.09     $ 22.89      $ 20.94      $ 21.45
                                                               ---------     -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $   (0.04)    $ (0.06)     $  0.15      $ (0.17)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    (1.97)       1.85         2.04         0.76
                                                               ---------     -------      -------      -------
  Net increase (decrease) from investment operations           $   (2.01)    $  1.79      $  2.19      $  0.59
Distributions to shareholders:
 Net investment income                                             (1.00)      (0.12)           -            -
 Net realized gain                                                 (3.45)      (1.47)       (0.24)       (1.10)
 Tax return of capital                                                 -           -            -            -
                                                               ---------     -------      -------      -------
Net increase (decrease) in net asset value                     $   (6.46)    $  0.20      $  1.95      $ (0.51)
                                                               ---------     -------      -------      -------
Net asset value, end of period                                 $   16.63     $ 23.09      $ 22.89      $ 20.94
                                                               ---------     -------      -------      -------
Total return*                                                     (10.09)%      8.44%       10.45%        3.00%
Ratio of net expenses to average net assets+                        2.57%       2.49%        2.60%        2.80%
Ratio of net investment loss to average net assets+                (0.24)%     (0.23)%      (0.51)%      (1.04)%
Portfolio turnover rate                                              123%        154%         173%         219%
Net assets, end of period (in thousands)                       $  58,519     $81,438      $69,056      $34,385
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                       2.56%       2.47%        2.58%        2.77%
 Net investment loss                                               (0.23)%    ( 0.21)%      (0.49)%      (1.01)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

22 The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/00
--------------------------------------------------------------------------------

                                                                  Six Months
                                                                     Ended
                                                                    5/31/00        Year Ended
                                                                  (unaudited)      11/30/99(a)
CLASS C
Net asset value, beginning of period                              $   20.43        $   16.53
                                                                  ---------        ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $   (0.24)       $   (0.17)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        0.45             4.08
                                                                  ---------        ---------
  Net increase (decrease) from investment operations              $    0.21        $    3.91
Distributions to shareholders:
 Net investment income                                                    -            (0.01)
 Net realized gain                                                        -                -
 Tax return of capital                                                    -            (0.00)(b)
                                                                  ---------        ---------
Net increase (decrease) in net asset value                        $    0.21        $    3.90
                                                                  ---------        ---------
Net asset value, end of period                                    $   20.64        $   20.43
                                                                  ---------        ---------
Total return*                                                          1.03%           23.69%
Ratio of net expenses to average net assets+                           3.24%**          2.67%
Ratio of net investment income (loss) to average net assets+          (1.85)%**        (1.00)%
Portfolio turnover rate                                                  54%**            90%
Net assets, end of period (in thousands)                          $   6,250        $   5,976
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          3.21%**          2.64%
 Net investment income (loss)                                         (1.82)%**        (0.97)%


                                                                 Year Ended    Year Ended    1/31/96 to
                                                                11/30/98(a)   11/30/97(a)     11/30/96
CLASS C
Net asset value, beginning of period                              $ 22.90      $  22.84      $  22.46
                                                                  -------      --------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $ (0.02)     $      -      $   0.02
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     (1.87)         1.77          0.60
                                                                  -------      --------      --------
  Net increase (decrease) from investment operations              $ (1.89)     $   1.77      $   0.62
Distributions to shareholders:
 Net investment income                                              (1.03)        (0.24)            -
 Net realized gain                                                  (3.45)        (1.47)        (0.24)
 Tax return of capital                                                  -             -             -
                                                                  -------      --------      ---------
Net increase (decrease) in net asset value                        $ (6.37)     $   0.06      $   0.38
                                                                  -------      --------      ---------
Net asset value, end of period                                    $ 16.53      $  22.90      $  22.84
                                                                  -------      --------      ---------
Total return*                                                       (9.55)%        8.45%         2.75%
Ratio of net expenses to average net assets+                         2.38%         2.50%         2.36%**
Ratio of net investment income (loss) to average net assets+        (0.13)%       (0.03)%        0.13%**
Portfolio turnover rate                                               123%          154%          173%
Net assets, end of period (in thousands)                          $ 6,031      $  9,303      $  6,078
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                        2.35%         2.47%         2.31%**
 Net investment income (loss)                                       (0.10)%        0.00%         0.18%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b)  Amount rounds to less than one cent per share.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer International Growth Fund

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 5/31/00 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer International Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend

Pioneer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets, may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain countries, and the Fund may be unable to sell portfolio securities until the registration process is completed.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the

Pioneer International Growth Fund

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 5/31/00 (unaudited)                    (cont'd)
--------------------------------------------------------------------------------

   Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended May 31, 2000, the Fund paid $810 in such taxes.

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of May 31, 2000, the Fund had a reserve of $20,038 related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of May 31, 2000, the Fund had no reserve related to taxes on the repatriation of foreign currencies.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the

Pioneer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $50,730 in underwriting commissions on the sale of fund shares during the six months ended May 31, 2000.


F. Class Allocations

   Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


2. Management Agreement

Pioneering Investment Management, Inc. (PIM), manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.


In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At May 31, 2000, $188,486 was payable to PIM related to management fees, administrative fees and certain other expenses.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $174,741 in transfer agent fees payable to PSC at May 31, 2000.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 5/31/00 (unaudited)                    (cont'd)
--------------------------------------------------------------------------------

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $121,177 in distribution fees payable to PFD at May 31, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2000, CDSCs in the amount of $204,192 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 2000, the Fund's expenses were reduced by $27,907 under such arrangements.


6. Forward Foreign Currency Contracts

At May 31, 2000, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively,

Pioneer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at May 31, 2000 were as follows:


-----------------------------------------------------------------------------------------------
                 Contracts      In Exchange     Settlement                      Net Unrealized
 Currency       to Deliver          For            Date            Value             Gain
----------   --------------------------------------------------------------   ---------------
  JPY        5,519,990,000     $54,903,422       6/19/00      $51,203,427      $3,699,995
-----------------------------------------------------------------------------------------------


At May 31, 2000, the gross forward currency settlement contracts receivable and payable were $3,674,011 and $3,673,770, respectively, resulting in a net receivable of $241.


7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the six months ended May 31, 2000 was $3,454,808. The average daily shares outstanding during the period were 16,990,920 resulting in an average borrowing per share of $0.20. The related weighted average annualized interest rate for the period was 6.33%, and the total interest expense on such borrowings was $158,139.

 Pioneer International Growth Fund

--------------------------------------------------------------------------------
 TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
Marguerite A. Piret                   Eric W. Reckard, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                          Income Funds
United States                         Taxable
Pioneer Growth Shares                 Pioneer America Income Trust
Pioneer Micro-Cap Fund                Pioneer Bond Fund
Pioneer Mid-Cap Fund                  Pioneer High Yield Fund
Pioneer Mid-Cap Value Fund            Pioneer Limited Maturity Bond Fund
Pioneer Science & Technology Fund     Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund              Tax-Free
                                      Pioneer Tax-Free Income Fund
International/Global
Pioneer Emerging Markets Fund         Money Market Fund
Pioneer Europe Fund                   Pioneer Cash Reserves Fund*
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares


*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match PLan for Employees) - IRA Plan
Businesses with 100 or fewer eligible employees can establish the plan; it resembles the traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.



Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
 PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone[SM]
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds trans-fer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)


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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone[SM] for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com





This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER LOGO]


 Pioneer Investment Management, Inc.
 60 State Street                        8537-00-0700
 Boston, Massachusetts 02109            [RegTM] Pioneer Funds Distributor, Inc.
 www.pioneerfunds.com                   [recycle logo] Printed on Recycled Paper